CONSECO FUND GROUP

                        SUPPLEMENT DATED DECEMBER 1, 2000
                      TO THE PROSPECTUS DATED JUNE 27, 2000
              AS REVISED AUGUST 29, OCTOBER 23 AND OCTOBER 25, 2000

                                                                December 1, 2000

Dear Investor,

         This supplement to the Prospectus dated June 27, 2000 for Conseco Fund Group ("CFG") describes important changes affecting your fund(s). These changes were proposed by Conseco Capital Management, Inc. ("CCM") and approved by the board of your fund(s) as in the best interests of fund shareholders. If you have any questions about these changes, you should contact us or your Financial Advisor.

         The purpose of this supplement is to notify you of

             * New investment management arrangements for the Conseco Large-Cap
               Fund, including the appointment of Chicago Equity Partners, LLC ("Chicago Equity") as sub-adviser, effective December 1, 2000,

             * New investment management arrangements for the Conseco Science &
               Technology Fund, including the appointment of Oak Associates, Ltd. ("Oak Associates") as sub-adviser, effective December 1, 2000, and

             * Related changes in the funds' investment strategies and portfolio managers.

         More information about the new investment management arrangements and related investment strategy and portfolio manager changes follows. Shareholders of the funds will be asked to approve their new investment management arrangements at a meeting expected to be held in March 2001.

NEW INVESTMENT MANAGEMENT ARRANGEMENTS

         On November 30, 2000, the Board of Trustees for Conseco Fund Group terminated the existing Investment Advisory Agreement ("Old Advisory Contract") with Conseco Capital Management, Inc. ("CCM") relating to the funds and approved new interim investment management arrangements that became effective on December 1, 2000.

         These new investment management arrangements for the funds consist of a new Interim Investment Management Contract ("Interim Management Contract") with CCM and Interim Sub-Advisory Contracts with Chicago Equity Partners, LLC and Oak Associates Ltd.

         Under the Interim Management Contract with respect to the Conseco Science & Technology and Large-Cap Funds, CCM's primary management responsibility is to identify appropriate sub-advisers to manage the assets of these funds, to supervise and monitor the abilities and performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers.

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         The Interim Management Contract and the Interim Sub-Advisory Contracts
all terminate automatically either (1) 150 days after their effective dates or
(2) upon execution of similar contracts in a form approved by fund shareholders.

         The fees payable by each fund to CCM under the Interim Management Contract are identical to the fees under the Old Advisory Contract. CCM (not CFG or any of the funds) pays Chicago Equity and Oak Associates for their services under the Interim Sub-Advisory Contracts.

         These arrangements and some related changes in the funds' investment strategies are described in greater detail in the revisions to the funds' Prospectus set out below.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED JUNE 27, 2000, AS SUPPLEMENTED, IS FURTHER REVISED AS FOLLOWS:

THE SECTION CAPTIONED "THE CONSECO FUND GROUP'S APPROACH TO MANAGING YOUR MUTUAL FUND INVESTMENT" ON P. 3 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE
FOLLOWING:

                      THE CONSECO FUND GROUP'S APPROACH TO
                      MANAGING YOUR MUTUAL FUND INVESTMENT

Conseco Capital Management, Inc. ("CCM"), is the Investment Adviser for all of the Conseco Fund Group funds. It directly manages all fixed-income funds, and selects and supervises sub-advisers for the equity funds. CCM also directly manages or supervises the sub-advisers for the investments of other affiliated mutual funds. As of Sept. 30, 2000, CCM managed more that $33 billion.

CCM's fixed-income analysts emphasize fundamental investment research in making their investment decisions. They examine the total financial resources of the issuer of any security we might consider buying. They seek to learn if the issuer, whether a business or a government entity, has the resources to support its spending plans and meet its obligations in good economic times and bad.

In considering securities issued by a business, our fixed-income analysts take the "big picture" into account. They inquire into the state of the industry the business is competing in, whether it is growing or declining. They look at the business's position in the industry and whether or not its market share is growing. They consider the quality of the goods or services it provides and its ability to innovate. They get to know its management.

This intensive fundamental research guides our fixed-income funds in buying and selling securities. Because of CCM's active management style, our funds generally have a higher portfolio turnover rate than other funds, which means that our funds may have higher taxable distributions and increased trading costs that may affect performance.

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We also conduct extensive research on the abilities and performance of other money management firms. This research enables us to identify appropriate sub-advisers for our equity funds. After a sub-adviser is selected, CCM continuously supervises and monitors its performance and recommends to the Fund's Board of Trustees which sub-advisers should be retained or released.

The funds have the ability to change their investment objectives without shareholder approval, although they do not currently intend to do so.

Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of the money invested in the funds.


THE SECTION AT P. 4 OF THE PROSPECTUS CAPTIONED "CONSECO SCIENCE & TECHNOLOGY FUND - ADVISER'S STRATEGY " IS RETITLED "SUB-ADVISER'S STRATEGY" AND IS AMENDED AS FOLLOWS:

Oak Associates, Ltd, is the fund's sub-adviser. It is a growth manager seeking to maximize returns by investing in common stocks that have strong potential to benefit from technology. The fund is non-diversified - it is not limited by the percentage of assets it may invest in any one issuer. The success or failure of one issuer will cause the fund to fluctuate more than it would in a diversified fund.

The fund invests in companies that rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements. The sub-adviser generally does not base stock selections on a company's size, but rather on assessment of a company's fundamental prospects for growth. As a result, the fund may own stocks of smaller capitalization companies. The Adviser buys and holds companies for the long-term, and seeks to keep portfolio turnover to a minimum.

Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year, which results in relatively low portfolio turnover. The investment style tends to be contrarian, seeking out-of-favor situations at attractive prices. Value is seen in both relative and absolute terms. Stock selections may be influenced by:

* Growth rate/price earnings comparison
* P/E ratios versus historical and current levels
* Contrarian considerations

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The fund may also invest from time to time in any or all of the following securities in addition to common stocks:

* Preferred stock (which generally does not have voting rights but does have a stated dividend payment)

* Convertible securities (bonds, debentures, notes or preferred stock that can be converted into common stock)

* Warrants (contracts allowing purchase of a specific amount of common stock at a specific price)

* Bonds and other fixed-income securities

For defensive purposes and pending investment of money received for share purchases, the fund may temporarily depart from its investment objectives and invest without limitation in cash, money market instruments and SPDRs.* This could help the fund avoid losses but may mean lost opportunities.

*SPDRs - pronounced "spiders," an acronym for Standard & Poor's Depository Receipts - are shares in a unit investment trust (UIT) that trades on the American Stock Exchange. The UIT holds stocks selected to track the Standard & Poor's composite 500-stock Index, a widely used benchmark that tracks the performance of 500 of the most widely held U.S. common stocks.

THE SECTION AT P. 7 OF THE PROSPECTUS CAPTIONED "CONSECO LARGE-CAP FUND - ADVISER'S STRATEGY" IS RETITLED "SUB-ADVISER'S STRATEGY" AND IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

Normally the fund will invest at least 65% of its assets in a diversified selection of U.S. large-capitalization companies with market capitalization ("market cap") in excess of $5 billion. The fund primarily invests in U.S. common stocks but may also invest in other U.S. and foreign securities, including:

* Preferred stocks
* Convertible securities that may be exchanged for common stock at a prestated price
* Warrants that entitle the owner to purchase a set amount of common stock at a prestated price

Chicago Equity Partners, LLC is the fund's sub-adviser. The sub-adviser uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities, which includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. The sub-adviser seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies overvalued and undervalued securities within industry sectors.

For defensive purposes or pending investment of money received for shares purchase, the fund may temporarily depart from its investment objectives and invest without limitation in cash, money market instruments and SPDRs.* This could help the fund avoid losses but may mean lost opportunities.

*SPDRs - pronounced "spiders," an acronym for Standard & Poor's Depository Receipts - are shares in a unit investment trust (UIT) that trades on the American Stock Exchange. The UIT holds stocks selected to track the Standard & Poor's composite 500-stock Index, a widely used benchmark that tracks the performance of 500 of the most widely held U.S. common stocks.

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Chicago Equity Partners has more than $8.4 billion assets under management, and offers services to a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations

THE SECTION AT P. 12 OF THE PROSPECTUS CAPTIONED "ADVISER" IS RETITLED "INVESTMENT ADVISER AND SUB-ADVISERS" AND IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                  Conseco Capital Asset Management, Inc. ("CCM"), the funds' Investment Adviser, is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. CCM is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, and life and health insurance products. CCM manages investments for Conseco, Conseco-affiliated insurance companies, the Conseco Fund Group family of mutual funds and other Conseco mutual funds, as well as for foundations, endowments, corporations, government entities, unions and high net worth individuals. As of September 30, CCM managed more than $33 billion.

                  Chicago Equity Partners, LLC ("Chicago Equity"), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601 is the sub-adviser for the Conseco Large Cap Fund. Chicago Equity is a leading investment management firm with approximately $8.4 billion in assets under management as of September
                  30, 2000.

                  Oak Associates, Ltd. ("Oak Associates"), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio, 44333 is the sub-adviser for the Conseco Science & Technology Fund. Oak Associates is a leading investment management firm with approximately $31 billion in assets under management as of September 30, 2000.

THE SECTION AT P.22 OF THE PROSPECTUS CAPTIONED "PORTFOLIO MANAGERS OF THE CONSECO FUND GROUP" IS AMENDED TO READ AS FOLLOWS:

Chicago Equity Partners utilizes a team approach to manage the Conseco Large-Cap Fund.

Oak Associates utilizes a team approach to manage the Conseco Science & Technology Fund.

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